UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 30, 2012
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MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)
(703) 247-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 30, 2012, MCG Capital Corporation, a Delaware corporation (the “Company”), held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 69,133,354 shares of the Company's common stock, out of a total number of 76,762,220 shares of the Company's common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company's stockholders for consideration:

1.	The election of three Class II directors who will serve for three years, or until their successors are elected and qualified;

2.
The ratification of the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	An advisory vote to approve the compensation of the Company's named executive officers.
A. Hugh Ewing, III, Kenneth J. O'Keefe and Gavin Saitowitz were elected to serve as Class II Directors until the 2015 annual meeting of stockholders, or until their successors are elected and qualified; the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012 was ratified; and a non-binding, advisory proposal on the compensation of the Company's named executive officers was approved.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of Class II directors:

	For	Against	Abstain	Broker Non-Votes
A. Hugh Ewing, III	38,872,689	3,288,126	308,158	26,664,381
Kenneth J. O'Keefe	38,766,162	3,381,159	321,652	26,664,381
Gavin Saitowitz	38,896,553	3,286,240	286,180	26,664,381
Continuing directors whose terms did not expire at the Annual Meeting were as follows: Wallace B. Millner, III and B. Hagen Saville are currently serving as Class I directors, whose terms expire in 2014, and Kim D. Kelly and Richard W. Neu are currently serving as Class III directors, whose terms expire in 2013.

2.
Ratification of the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain
68,163,368	755,177	214,809

3.	Advisory vote to approve the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
36,743,108	5,041,846	684,019	26,664,381

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION
Date: May 31, 2012	By:	/s/ Keith Kennedy
Keith Kennedy Chief Financial Officer